                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-39494





                                                   PROSPECTUS - AUGUST 17, 2000

Morgan Stanley Dean Witter



                                                                TECHNOLOGY FUND



                        A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective.............................  1
                            Principal Investment Strategies..................  1
                            Principal Risks..................................  2
                            Fees and Expenses................................  4
                            Additional Investment Strategy Information.......  5
                            Additional Risk Information......................  6
                            Fund Management..................................  7

Shareholder Information     Pricing Fund Shares..............................  9
                            Underwriting.....................................  9
                            How to Buy Shares................................ 10
                            How to Exchange Shares........................... 12
                            How to Sell Shares............................... 14
                            Distributions.................................... 16
                            Tax Consequences................................. 16
                            Share Class Arrangements......................... 17

Our Family of Funds         .................................. Inside Back Cover

                            This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


         INVESTMENT OBJECTIVE
-----------------------------------------
         Morgan Stanley Dean Witter Technology Fund seeks long-term capital appreciation.




[GRAPHIC OMITTED]


         PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------------
          The Fund will normally invest at least 65% of its total assets in common stocks of companies of any asset size engaged in technology and technology-related industries. These include a wide range of industries such as computers; software and peripheral products; electronics; communications equipment and services; internet; telecommunications; entertainment; multimedia; and information services. A company will be considered engaged in technology or technology-related industries if it derives at least 50% of its revenues or earnings from those industries or it devotes at least 50% of its assets to those industries.

[sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[end sidebar]

          When selecting investments for the Fund's portfolio, the Fund's "Sub-Advisor," Morgan Stanley Dean Witter Investment Management Inc., extensively researches technology trends in order to identify particular sectors and issuers it views to have strong growth prospects. The Sub-Advisor first seeks to identify sectors that are expected to benefit from anticipated shifts in fundamental patterns in the technology and technology-related industries. The Sub-Advisor then looks to invest in issuers that are believed to be leaders in their respective industries, with strong management teams, reasonable valuations relative to growth prospects and whose competitors face barriers to market entry. In deciding whether to sell a particular security, the Sub-Advisor considers a number of factors, including changing technology trends, unfavorable earnings revisions or estimates, negative fundamental information, excessive market valuations in relation to growth prospects, changes in the issuer's financial condition or industry position, and general economic and market conditions.

          Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

          The Fund may invest up to 35% of its total assets in foreign securities, including emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies, including depository receipts, that are listed in the U.S. on a national securities exchange.

          In addition, the Fund may invest in fixed-income and convertible securities and forward currency contracts.

          In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.


[GRAPHIC OMITTED]


          PRINCIPAL RISKS
-----------------------------------------
          There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

          Technology-Oriented Companies. Because of the concentration of the Fund's investments in companies that are involved in technology and technology-related industries, the value of the Fund's shares may be substantially more volatile than the share value of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

          Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

          Small & Medium Capitalization Companies. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

          Foreign Securities. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

          Foreign securities (including depository receipts) also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

          Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.


          Certain foreign securities in which the Fund may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

          Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

          Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in pursuing the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with fixed-income and convertible securities and forward currency contracts. For more information about these risks, see the "Additional Risk Information" section.

          Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.




[GRAPHIC OMITTED]


          FEES AND EXPENSES
-----------------------------------------
          The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidebar]

[sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets.
[end sidebar]


                                                     CLASS A      CLASS B      CLASS C     CLASS D
-----------------------------------------------------------------------------------------------------
  SHAREHOLDER FEEES
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)   None          None        None
-----------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)               None(2)   5.00%(3)      1.00%(4)    None
-----------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------
  Management fee(5)                                    1.00%      1.00%         1.00%       1.00%
-----------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                0.25%      1.00%         1.00%       None
-----------------------------------------------------------------------------------------------------
  Other expenses(5),(6)                                0.32%      0.32%         0.32%       0.32%
-----------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses(5)              1.57%      2.32%         2.32%       1.32%
-----------------------------------------------------------------------------------------------------

1 Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4 Only applicable if you sell your shares within one year after purchase.
5 The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its investment management agreement until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager.
6 "Other Expenses" are estimated based on expenses anticipated for the first complete fiscal year of the Fund.

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


          The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                IF YOU SOLD YOUR      IF YOU HELD YOUR
                    SHARES:                SHARES:
-----------------------------------  ---------------------
               1 YEAR     3 YEARS     1 YEAR     3 YEARS
-----------------------------------  ---------------------
  CLASS A       $676      $  995       $676       $995
-----------------------------------  ---------------------
  CLASS B       $735      $1,024       $235       $724
-----------------------------------  ---------------------
  CLASS C       $335      $  724       $235       $724
-----------------------------------  ---------------------
  CLASS D       $134      $  418       $134       $418
-----------------------------------  ---------------------

          Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.


          The Fund was recently organized and as of the date of this Prospectus had no historical performance to report.




[GRAPHIC OMITTED]


          ADDITIONAL INVESTMENT STRATEGY INFORMATION
-----------------------------------------------------------
          This section provides additional information relating to the Fund's principal investment strategies.


          Convertible Securities and Fixed-Income Securities. The Fund may invest up to 35% of its total assets in convertible securities, preferred securities, U.S. government securities, fixed-income securities issued by foreign governments and international organizations and investment grade corporate debt securities (including zero coupon securities).


          Forward Currency Contracts. The Fund's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


          Defensive Investing. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


          Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Fund's portfolio turnover rate may exceed 250%. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."


          The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


          ADDITIONAL RISK INFORMATION
-----------------------------------------
          This section provides additional information relating to the principal risks of investing in the Fund.


          Fixed-Income and Convertible Securities. Principal risks of investing in the Fund are associated with its fixed-income and convertible securities investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


          Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)


          The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. Convertible securities are securities that generally pay interest and may be converted into common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, a portion of these securities may include junk bonds, which have speculative characteristics.


          Forward Currency Contracts. The Fund's participation in forward currency contracts also involves risks. If the Sub-Advisor employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk.




[GRAPHIC OMITTED]


          FUND MANAGEMENT
-----------------------------------------
          The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Dean Witter Investment Management Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


[sidebar]
MORGAN STANLEY DEAN
WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $150 billion in assets under management as of July 31, 2000.
[end sidebar]

          The Sub-Advisor, together with its institutional investment management affiliates, manages more than $179 billion primarily for employee benefit plans, investment companies, endowments, foundations and wealthy individuals. The Sub-Advisor also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


          The Fund's portfolio is managed within the Sub-Advisor's Institutional Equity Group. Alexander L. Umansky and Dennis Lynch, each a Vice President of the Sub-Advisor, are the primary portfolio managers of the Fund. Mr. Umansky joined the Sub-Advisor in 1994 as a compliance analyst, became a research analyst in the Institutional Equity Group in 1996 and a portfolio manager in the Institutional Equity Group in 1998 focusing primarily on technology. Mr. Lynch joined the Sub-Advisor in 1998 as a research analyst and has been a portfolio manager in the Institutional Equity Group since January, 1999. Prior to joining the Sub-Advisor, Mr. Lynch worked as a research analyst for JP Morgan Securities from 1994 to 1996 and was a student at Columbia University from 1996 to 1998, where he obtained his M.B.A.


          The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is calculated at the annual rate of 1.0% of the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor compensation equal to 40% of this fee.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


          PRICING FUND SHARES
-----------------------------------------
          The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.


          The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


          The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.


          An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.




[GRAPHIC OMITTED]


          UNDERWRITING
-----------------------------------------
          The Fund will initially offer its shares from approximately September 25, 2000 through October 24, 2000 in an underwriting by the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., as the Fund's principal underwriter. During this period, you may place orders to buy shares through the Distributor, however, shares will not be issued until the Closing Date, which will take place on October 27, 2000 or on such later date as agreed upon by the Fund and the Distributor. You are not obligated to pay for the shares prior to the Closing Date. If any orders are accompanied by payment, the payment will be returned to you, unless you request that such payment be invested in a Morgan Stanley Dean Witter Money Market Fund. In such case the funds will be automatically transferred from the Money Market Fund to the Fund on the Closing Date. You may cancel your order to purchase shares without penalty at any time prior to the Closing Date. A continuous offering of the Fund's shares will begin approximately two weeks after the Closing Date.

          The Distributor will purchase Class B, Class C and Class D shares from the Fund at $10.00 per share with all proceeds going to the Fund and will purchase Class A shares at $10.00 per share plus a sales charge with the sales charge paid to the Distributor and the net asset value of $10.00 per share going to the Fund. The Distributor may also receive contingent deferred sales charges from future redemptions of Class A, Class B and Class C shares.


          The minimum number of Fund shares which may be purchased by any shareholder during the initial offering period is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.




[GRAPHIC OMITTED]


          HOW TO BUY SHARES
-----------------------------------------

          You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

[sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdwadvice.com/funds
[end sidebar]

          Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[sidebar]
EASYINVEST(Service Mark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[end sidebar]


  MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                        MINIMUM INVESTMENT
                                                     ---------------------------
  INVESTMENT OPTIONS                                   INITIAL     ADDITIONAL
--------------------------------------------------------------------------------
  Regular Accounts                                     $ 1,000      $  100
--------------------------------------------------------------------------------
  Individual Retirement Accounts:   Regular IRAs       $ 1,000      $  100
                                    Education IRAs     $   500      $  100
--------------------------------------------------------------------------------
  EasyInvest(Service Mark)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                $   100*     $  100*
--------------------------------------------------------------------------------

*     Provided your schedule of investments totals $1,000 in twelve months.


          There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.


          Investment Options for Certain Institutional and Other
          Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


          Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Technology Fund.

           o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]


          HOW TO EXCHANGE SHARES
-----------------------------------------
          Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of a FSC Fund (fund subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.


          Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


          Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
          (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


          An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


          The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


          Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


          Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Morgan Stanley Dean Witter Funds in the past.


          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanely Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


          Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


          You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


          Limitations on Exchanges. Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.


          CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


          For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
          (800) 869-NEWS.

[GRAPHIC OMITTED]


          HOW TO SELL SHARES
-----------------------------------------
          You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
----------------------------------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or other
  Financial Advisor   authorized financial representative.
                      ------------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                      o  your account number;
[GRAPHIC OMITTED]     o  the dollar amount or the number of shares you wish to sell;
                      o  the Class of shares you wish to sell; and
                      o  the signature of each owner as it appears on the account.
                      ------------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      ------------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      ------------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
----------------------------------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly,
 [GRAPHIC OMITTED]    quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                      ------------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      ------------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean Witter
                      Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund
                      "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------------

          Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

          Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


          Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.


          Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


          Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Service Mark), if after 12 months the shareholder has invested less than $1,000 in the account.


          However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


          Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]


          DISTRIBUTIONS
------------------------------------
          The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


[sidebar]
TARGETED DIVIDENDS (Service Mark)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
[end sidebar]


          The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


          Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.



[GRAPHIC OMITTED]


       TAX CONSEQUENCES
------------------------------------
          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


          Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           o  The Fund makes distributions; and

           o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

          Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


          Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


          Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


          When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.




[GRAPHIC OMITTED]


          SHARE CLASS ARRANGEMENTS
------------------------------------
          The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


          The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

          The chart below compares the sales charge and annual 12b-1 fees applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12B-1 FEE
---------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                       0.25%
---------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.                 1.0%
---------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                               1.0%
---------------------------------------------------------------------------------------------------------------
  D       None                                                                                      None
---------------------------------------------------------------------------------------------------------------

          CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

          The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]

                                                   FRONT-END SALES CHARGE
                                     ---------------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE OF
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE         NET AMOUNT INVESTED
----------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                  5.54%
----------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                  4.99%
----------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                  4.17%
----------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                  3.09%
----------------------------------------------------------------------------------------
  $250,000 but less than $1 million             2.00%                  2.04%
----------------------------------------------------------------------------------------
  $1 million and over                            0                      0
----------------------------------------------------------------------------------------

          The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

          o A single account (including an individual, trust or fiduciary account).

          o Family member accounts (limited to husband, wife and children under the age of 21).

          o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

          o  Tax-exempt organizations.

          o Groups organized for a purpose other than to buy mutual fund shares.


          Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


          Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.


          You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


          Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


          Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

          o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

          o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

          o  A MSDW Eligible Plan whose Class B shares have converted to Class
             A shares, regardless of the plan's asset size or number of eligible employees.

          o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

          o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

          o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

          CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]


                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
--------------------------------------------------------------------
  First                                        5.0%
  Second                                       4.0%
  Third                                        3.0%
  Fourth                                       2.0%
  Fifth                                        2.0%
  Sixth                                        1.0%
  Seventh and thereafter                       None

          Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


          CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

          o Sales of shares held at the time you die or become disabled
            (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

          o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age
            59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

          o Sales of shares held for you as a participant in a MSDW Eligible
            Plan.

          o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

          o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.


          All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


          Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.


          Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Dean Witter Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007).


          In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.


          Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


          If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


          Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


          For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.


          In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


          CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.


          Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


          CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following categories of investors:

          o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

          o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

          o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

          o Certain unit investment trusts sponsored by Dean Witter Reynolds.


          o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

          o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


          Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.


          NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

          PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

----------------------------------------------------------------------------------------------------------------------
 GROWTH FUNDS              GROWTH FUNDS                             THEME FUNDS
                           Aggressive Equity Fund                   Financial Services Trust
                           American Opportunities Fund              Health Sciences Trust
                           Capital Growth Securities                Information Fund
                           Developing Growth Securities             Natural Resource Development Securities
                           Growth Fund                              Technology Fund
                           Market Leader Trust
                           Mid-Cap Equity Trust                     GLOBAL/INTERNATIONAL FUNDS
                           New Discoveries Fund                     Competitive Edge Fund - "Best Ideas"
                           Next Generation Trust                     Portfolio
                           Small Cap Growth Fund                    European Growth Fund
                           Special Value Fund                       Fund of Funds - International Portfolio
                           Tax-Managed Growth Fund                  International Fund
                           21st Century Trend Fund                  International SmallCap Fund
                                                                    Japan Fund
                                                                    Latin American Growth Fund
                                                                    Pacific Growth Fund

----------------------------------------------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS     Balanced Growth Fund                     Total Market Index Fund
                           Balanced Income Fund                     Total Return Trust
                           Convertible Securities Trust             Value Fund
                           Dividend Growth Securities               Value-Added Market Series/Equity Portfolio
                           Equity Fund
                           Fund of Funds - Domestic Portfolio       THEME FUNDS
                           Income Builder Fund                      Real Estate Fund
                           Mid-Cap Dividend Growth Securities       Utilities Fund
                           S&P 500 Index Fund
                           S&P 500 Select Fund                      GLOBAL FUNDS
                           Strategist Fund                          Global Dividend Growth Securities
                                                                    Global Utilities Fund

----------------------------------------------------------------------------------------------------------------------
 INCOME FUNDS              GOVERNMENT INCOME FUNDS                  GLOBAL INCOME FUNDS
                           Federal Securities Trust                 North American Government Income Trust
                           Short-Term U.S. Treasury Trust           World Wide Income Trust
                           U.S. Government Securities Trust
                                                                    TAX-FREE INCOME FUNDS
                           DIVERSIFIED INCOME FUNDS                 California Tax-Free Income Fund
                           Diversified Income Trust                 Hawaii Municipal Trust(FSC)
                                                                    Limited Term Municipal Trust(NL)
                           CORPORATE INCOME FUNDS                   Multi-State Municipal Series Trust(FSC)
                           High Yield Securities                    New York Tax-Free Income Fund
                           Intermediate Income Securities           Tax-Exempt Securities Trust
                           Short-Term Bond Fund(NL)

----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS        TAXABLE MONEY MARKET FUNDS               TAX-FREE MONEY MARKET FUNDS
                           Liquid Asset Fund(MM)                    California Tax-Free Daily Income Trust(MM)
                           U.S. Government Money Market Trust(MM)   New York Municipal Money Market Trust(MM)
                                                                    Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                             PROSPECTUS o AUGUST 17, 2000

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of this document, to request other information about the Fund, or to make shareholder inquiries, please call:


                                (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.MSDWADVICE.COM/FUNDS


Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.











(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9983)

Morgan Stanley Dean Witter



                                                                 TECHNOLOGY FUND

                                                              A MUTUAL FUND THAT
                                                                 SEEKS LONG-TERM
                                                            CAPITAL APPRECIATION